Exhibit 10.80

     STOCK OPTION AGREEMENT made as of the 9th day of April, 2003 between NATIONAL MEDICAL HEALTH CARD SYSTEMS, INC., a New York corporation (the "Company"), and Kenneth J. Daley (the "Optionee").

     WHEREAS, the Optionee is a non-employee Director of the Company or a subsidiary thereof;

     WHEREAS, the Company desires to provide to the Optionee an additional incentive to promote the success of the Company;

     NOW, THEREFORE, in consideration of the foregoing, the Company hereby grants to the Optionee (the "Grant") the right and option to purchase Common Shares of the Company under and pursuant to the terms and conditions of the 1999 Stock Option Plan (the "Plan") and upon and subject to the following terms and conditions:

     1. GRANT OF OPTION. The Company hereby grants to the Optionee the right and option (the "Option") to purchase up to Eleven Thousand (11,000) Common Shares of the Company (the "Option Shares") during the following periods:

     (a) All or any part of Three Thousand Six Hundred Seventy (3,670) Common Shares may be purchased during the period commencing on the date hereof and terminating at 5:00 P.M. on February 19, 2006 (the "Expiration Date").

     (b) All or any part of an additional Three Thousand Six Hundred Sixty Five (3,665) Common Shares may be purchased during the period commencing one year from the date hereof and terminating at 5:00 P.M. on the Expiration Date.

     (c) All or any part of an additional Three Thousand Six Hundred Sixty Five (3,665) Common Shares may be purchased during the period commencing two years from the date hereof and terminating at 5:00 P.M. on the Expiration Date.

     2. NATURE OF OPTION. Such Options to purchase the Option Shares are not intended to meet the requirements of Section 422 of the Internal Revenue Code of 1986, as amended, relating to "incentive stock options".

     3. EXERCISE PRICE. The exercise price of each of the Option Shares shall be Eight Dollars and .61 Cents ($8.61) (the "Option Price"). The Company shall pay all original issue or transfer taxes on the exercise of the Option.

     4. EXERCISE OF OPTIONS. The Option shall be exercised in accordance with the provisions of the Plan. As soon as practicable after the receipt of notice of exercise (in the form annexed hereto as Exhibit A) and payment of the Option Price as provided for in the Plan, the Company shall tender to the Optionee certificates issued in the Optionee's name evidencing the number of Option Shares covered thereby.

                5. TRANSFERABILITY. The Option shall not be transferable other than by will or the laws of descent and distribution and, during the Optionee's lifetime, shall not be exercisable by any person other than the Optionee.

     6. INCORPORATION BY REFERENCE. The terms and conditions of the Plan are hereby incorporated by reference and made a part hereof.

     7. NOTICES. Any notice or other communication given hereunder shall be deemed sufficient if in writing and hand delivered or sent by registered or certified mail, return receipt requested, addressed to the Company, 26 Harbor Park Drive, Port Washington, New York 11050, Attention: Secretary and to the Optionee at the address indicated below. Notices shall be deemed to have been given on the date of hand delivery or mailing, except notices of change of address, which shall be deemed to have been given when received.

     8. BINDING EFFECT. This Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective legal representatives, successors and assigns.

     9. ACCELERATION. In the event of any consolidation or merger of the Company with or into another company where the Company is not the survivor or the conveyance of all or substantially all of the assets of the Company to another company (such consolidation, merger or conveyance of assets a "Change in Control") each then outstanding Option (i) shall, immediately prior to the effective date of the Change in Control, become fully exercisable, provided that no acceleration of exercisability shall occur with respect to an outstanding Option if and to the extent such Option is, in connection with the Change in Control, to be assumed or otherwise continued in full force or effect by the successor entity (or parent thereof) pursuant to the terms of the Change in Control transaction, and (ii) shall upon exercise thereafter entitle the holder thereof to such number of shares of Common Stock or other securities or property to which a holder of shares of Common Stock of the Company would have been entitled upon such Change in Control.

     10. ENTIRE AGREEMENT. This Agreement, together with the Plan, contains the entire understanding of the parties hereto with respect to the subject matter hereof and may be modified only by an instrument executed by the party sought to be charged.

     IN WITNESS WHEREOF, the parties have executed this Agreement as of the day and year first above written.

                                              NATIONAL MEDICAL HEALTH
                                              CARD SYSTEMS, INC.
                                              By:



                                              ---------------------------
                                              Bert E. Brodsky, Chairman



                                              -----------------------------
                                              Signature of Optionee



                                              Kenneth J. Daley
                                              ------------------------------
                                              Name of Optionee



                                              -----------------------------
                                              Address of Optionee

                                    EXHIBIT A

                   NATIONAL MEDICAL HEALTH CARD SYSTEMS, INC.

                              OPTION EXERCISE FORM


     The undersigned hereby irrevocably elects to exercise the within Option dated to the extent of purchasing Common Shares of National Medical Health Card Systems, Inc. The undersigned hereby makes a payment of $ in payment therefor.



                                                         --------------------
                                                         Name of Optionee



                                                         --------------------
                                                         Signature of Optionee



                                                         --------------------
                                                         Address of Optionee



                                                         --------------------
                                                         Date